Exhibit 99.1

Scientific Games Announces Sale of Lottery Business to Brookfield Business Partners for $6.05 Billion

Accelerates Company’s Strategic Vision and Singular Focus to be the Leading Cross-platform Global Game Company

Major Milestone to Streamline Organization and Unlock Shareholder Value

Significantly Transforms the Balance Sheet by Accelerating De-Levering and Providing Flexibility to Invest in Growth

LAS VEGAS, October 27, 2021 -- Scientific Games Corporation (NASDAQ: SGMS) ("Scientific Games," "SGC" or the "Company") today announced that it has entered into a definitive agreement to sell its Lottery business to Brookfield Business Partners L.P. (NYSE:BBU) (TSX:BBU.UN) ("Brookfield Business Partners") together with its institutional partners (collectively “Brookfield”) for total consideration of $6.05 billion consisting of $5.825 billion in cash and an earn-out of up to $225 million based on the achievement of certain EBITDA targets in 2022 and 2023. The transaction is expected to close in the second quarter of 2022, subject to applicable regulatory approvals and customary closing conditions.

Scientific Games’ Lottery business (“Scientific Games Lottery” or “SG Lottery”) is a leading, diversified global lottery partner with long-standing relationships with approximately 130 government and non-government lottery entities in over 50 countries. It provides an innovative suite of turn-key solutions covering the entire lottery ecosystem, including instant and terminal-generated lottery games, sports betting, lottery systems and retail technology and the fast-growing iLottery market. The Lottery business is the market leader in instant games with a broad array of products and services powering approximately 69% of instant product retail sales globally.

“This transaction is transformative in accelerating the delivery of our stated strategy to optimize our portfolio, aggressively de-lever our balance sheet and position us to invest in future growth. We conducted a thorough review of paths to divest the Lottery business and we are confident that this transaction maximizes value and certainty while minimizing complexity and execution risk, and positions both Scientific Games and SG Lottery for continued success along their unique growth trajectories,” said Barry Cottle, President and Chief Executive Officer of Scientific Games. “The significant near-term proceeds from this transaction as well as our previously announced sale of Sports Betting will transform our balance sheet and provide the financial flexibility to invest organically and inorganically to accelerate our strategies. This marks a major milestone and puts us on a clear path to achieve our vision to become the leading cross-platform global game company and unlock our full value for shareholders.”

“We are thrilled with this outcome and what it means for the future of Scientific Games Lottery and our customers,” said Patrick McHugh, Chief Executive of Scientific Games Lottery. “I am confident that, with Brookfield’s support, we will have the flexibility and agility to expand our deep product portfolio to meet our customers’ evolving needs and maximize lottery beneficiary proceeds across the globe, enabling us to capture the significant opportunities we see ahead.”

"The Scientific Games Lottery team has built a leading business, which has innovated its industry, at the convergence of games, technology and services, across retail and digital channels for its global customers," said David Nowak, Managing Partner, Brookfield Business Partners. "With our capabilities and global reach, we look forward to supporting management in the continued growth of the business.”

Headquarters and Operations

SG Lottery will remain headquartered in metro-Atlanta with operations expected to continue around the world.

SG Lottery has entered into a Transitional Services Agreement with Scientific Games Corporation whereby Scientific Games Corporation will provide SG Lottery certain finance, information technology, regulatory compliance, legal, human resources and facilities at cost for an initial term of 12 months.

Advisors

Macquarie Capital (USA) Inc. is serving as financial advisor and Cravath, Swaine & Moore LLP is serving as legal counsel to Scientific Games.

About Scientific Games

Scientific Games Corporation (NASDAQ: SGMS) is a world leader in entertainment offering dynamic games, systems and services for casino, lottery, online gaming and sports betting. Scientific Games offers the gaming industry's broadest and most integrated portfolio of game content, advanced systems, cutting-edge platforms and professional services. Committed to responsible gaming, Scientific Games delivers what customers and players value most: trusted security, engaging entertainment content, operating efficiencies and innovative technology. For more information, please visit scientificgames.com.

About Brookfield Business Partners L.P.

Brookfield Business Partners is a business services and industrials company focused on owning and operating high-quality businesses that benefit from barriers to entry and/or low production costs.
Brookfield Business Partners is the flagship listed business services and industrials company of Brookfield Asset Management, a leading global alternative asset manager with over $625 billion of assets under management. More information is available at www.brookfield.com.
Brookfield Business Partners is listed on the New York and Toronto stock exchanges. For more important information, please visit our website at https://bbu.brookfield.com.

Investor Inquiries:

Jim Bombassei, Senior Vice President of Investor Relations
IR@scientificgames.com

Media Inquiries:

Nick Lamplough / T.J. O’Sullivan / Lucas Pers, Joele Frank, Wilkinson Brimmer Katcher, +1 212 355 4449

Forward-Looking Statements:

This communication contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “will,” “may,” and “should.” These statements are based upon Scientific Games’ management’s current expectations, assumptions and estimates regarding the proposed transaction between Scientific Games and Brookfield, the expected benefits of the proposed transaction, the expected timing of completion of the proposed transaction and anticipated future financial and operating performance and results. Forward-looking statements are not guarantees of timing, future results or performance. Therefore, you should not rely on any of these forward-looking statements as predictions of future events. Actual results may differ materially from those contemplated in these statements due to a variety of risks, uncertainties and other factors, including (i) the risk that the conditions to the closing of the proposed transaction may not be satisfied, (ii) the risk that a material adverse change, event or occurrence may affect Scientific Games and Brookfield prior to the closing of the proposed transaction and may delay the proposed transaction or cause the companies to abandon the proposed transaction, (iii) the possibility that the proposed transaction may involve unexpected costs, liabilities or delays, (iv) the risk that the businesses of the companies may suffer as a result of uncertainty surrounding the proposed transaction and (v) the risk that disruptions from the proposed transaction will harm relationships with customers, employees and suppliers or (vi) that Scientific Games may be unable to achieve expected financial, operational and strategic benefits of the proposed transaction, and those factors described in Scientific Games’ filings with the Securities and Exchange Commission (the “SEC”), including Scientific Games’ current reports on Form 8-K, quarterly reports on Form 10-Q and its latest annual report on Form 10-K filed with the SEC on March 1, 2021 (including under the headings “Forward-Looking Statements” and “Risk Factors”). Forward-looking statements speak only as of the date they are made and, except for Scientific Games’ ongoing obligations under the U.S. federal securities laws, Scientific Games undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.